UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2016

FLOWSERVE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

New York	1-13179	31-0267900
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5215 N. O’Connor Blvd., Suite 2300, Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(972) 443-6500

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03	Material Modification to Rights of Security Holders.

The information provided in Item 5.03 of this Current Report on Form 8-K regarding an amendment to the Flowserve Corporation By-Laws (the “Bylaws”) is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2016, the Board of Directors of Flowserve Corporation, a New York Corporation (the “Company”) voted to amend the Bylaws, effective May 19, 2016. Article III, Section 2 of the Bylaws, which sets forth the number of directors of the Company, was amended by the Board of Directors to reduce the number of directors of the Company from eleven to ten.

The foregoing description of the amendment contained in the Bylaws is qualified in its entirety by reference to the full text of, and should be read in conjunction with, the Bylaws, a copy of which is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 19, 2016, the Company held its 2016 Annual Meeting of Shareholders (the “Meeting”). The number of shares present at the Meeting was 121,279,938 representing 93.04% of the 130,344,007 shares issued and outstanding that were entitled to vote on March 24, 2016, the record date for the Meeting.

Four items of business were submitted to shareholders at the Meeting. The voting results for each proposal are set forth below:

1. Election of Directors. The director nominees listed below were duly elected at the Meeting for annual terms expiring in 2017 pursuant to the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Mark A. Blinn	114,150,840	526,258	6,602,840

Leif E. Darner	114,351,861	325,237	6,602,840

Gayla J. Delly	113,693,803	983,295	6,602,840

Lynn L. Elsenhans	114,053,931	623,167	6,602,840

Roger L. Fix	103,937,659	10,739,439	6,602,840

John R. Friedery	113,260,196	1,416,902	6,602,840

Joe E. Harlan	114,004,795	672,303	6,602,840

Rick J. Mills	113,594,722	1,082,376	6,602,840

David E. Roberts	113,979,869	697,229	6,602,840

William C. Rusnack	113,410,143	1,266,955	6,602,840

The foregoing totals of votes for and withheld do not include broker non-votes.

2. Advisory Vote on Executive Compensation. The proposal for approval, on an advisory basis, of the compensation of the Company’s named executive officers was approved pursuant to the following votes:

Votes FOR:	110,833,977
Votes AGAINST:	3,693,995
Votes ABSTAINED:	149,126
Broker Non-Votes:	6,602,840

3. Ratification of Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP was ratified to serve as the Company’s independent registered public accounting firm for 2016 pursuant to the following votes:

Votes FOR:	120,616,234
Votes AGAINST:	588,196
Votes ABSTAINED:	75,508
Broker Non-Votes:	0

4. Shareholder Proposal – Request to Amend Proxy Access Bylaw. The shareholder proposal requesting that the Board of Directors take action to amend the proxy access bylaws, among other changes, to reduce the eligible share ownership to 3% from 5% was rejected pursuant to the following votes:

Votes FOR:	51,984,469
Votes AGAINST:	62,498,102
Votes ABSTAINED:	194,527
Broker Non-Votes:	6,602,840

No other matters were voted on at the Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Flowserve Corporation By-Laws, as amended and restated effective May 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWSERVE CORPORATION

Dated: May 20, 2016	By:	/s/ CAREY A. O’CONNOR
Carey A. O’Connor
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Flowserve Corporation By-Laws, as amended and restated effective May 19, 2016.